Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2016
Accounting Changes and Error Corrections [Abstract]
Consolidation Policy

Consolidation Policy

The consolidated financial statements of the Company include the accounts of its wholly-owned subsidiaries in the Americas, Europe, the Middle East and Africa (“EMEA”) and Asia-Pacific. All significant transactions and balances between the Company and its subsidiaries have been eliminated in consolidation.

Cash and Cash Equivalents

Cash and Cash Equivalents

Cash and cash equivalents at December 31, 2016 and 2015 include marketable securities, which are primarily money market funds, commercial paper, agency, and government securities, municipal securities and corporate securities with initial or remaining contractual maturities when purchased of three months or less.

Available-for-sale Investments

Available-for-sale Investments

Short-term and long-term investments at December 31, 2016 and 2015 primarily consist of agency securities, corporate securities, municipal securities and government securities. Investments classified as available-for-sale are stated at fair value with unrealized gains and losses, net of taxes, reported in Accumulated other comprehensive loss. The Company classifies its available-for-sale investments as current and non-current based on their actual remaining time to maturity. The Company does not recognize changes in the fair value of its available-for-sale investments in income unless a decline in value is considered other-than-temporary in accordance with the authoritative guidance.

The Company’s investment policy is designed to limit exposure to any one issuer depending on credit quality. The Company uses information provided by third parties to adjust the carrying value of certain of its investments to fair value at the end of each period. Fair values are based on a variety of inputs and may include interest rates, known historical trades, yield curve information, benchmark data, prepayment speeds, credit quality and broker/dealer quotes. See Note 4 for investment information.

Accounts Receivable

Accounts Receivable

The Company’s accounts receivable are attributable primarily to direct sales to end customers via the Web or through independent software vendors, or ISVs, in addition to indirectly through value-added resellers, or VARs, value-added distributors, or VADs, systems integrators, or SIs, original equipment manufacturers, or OEMs and service providers. Collateral is generally not required. The Company also maintains allowances for doubtful accounts for estimated losses resulting from the inability of the Company’s customers to make payments which includes both general and specific reserves. The Company periodically reviews these estimated allowances by conducting an analysis of the customer’s payment history and credit worthiness, the age of the trade receivable balances and current economic conditions that may affect a customer’s ability to make payments. Based on this review, the Company specifically reserves for those accounts deemed uncollectible. When receivables are determined to be uncollectible, principal amounts of such receivables outstanding are deducted from the allowance. The allowance for doubtful accounts was $3.9 million and $6.2 million as of December 31, 2016 and 2015, respectively. If the financial condition of a significant distributor or customer were to deteriorate, the Company’s operating results could be adversely affected. As of December 31, 2016, two distributors, the Arrow Group and Ingram Micro, accounted for 14% and 10% of gross accounts receivable, respectively. As of December 31, 2015, there was no individual customer that accounted for over 10% of gross accounts receivable.

Inventory

Inventory

Inventories are stated at the lower of cost or market on a standard cost basis, which approximates actual cost. The Company’s inventories primarily consist of finished goods as of December 31, 2016 and 2015.

Property and Equipment

Property and Equipment

Property and equipment is stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets, which is generally three years for computer equipment and software, the lesser of the lease term or ten years for leasehold improvements, which is the estimated useful life, seven years for office equipment and furniture and the Company’s enterprise resource planning system and 40 years for buildings.

During 2016 and 2015, the Company retired $118.0 million and $18.3 million, respectively, in property and equipment that were no longer in use. At the time of retirement, the remaining net book value of the assets retired was not material and no material asset retirement obligations were associated with them.

Property and equipment consist of the following:

	December 31,
	2016	2015
	(In thousands)
Buildings	$76,152	$76,152
Computer equipment	170,252	227,079
Software	350,195	309,583
Equipment and furniture	71,182	78,201
Leasehold improvements	164,090	178,228

	831,871	869,243
Less: accumulated depreciation and amortization	(602,433)	(613,796)
Assets under construction	15,747	9,886
Land	16,769	16,769

Total	$261,954	$282,102

Long-Lived Assets

Long-Lived Assets

The Company reviews for impairment of long-lived assets and certain identifiable intangible assets to be held and used whenever events or changes in circumstances indicate that the carrying amount of such assets may not be fully recoverable. Determination of recoverability is based on an estimate of undiscounted future cash flows resulting from the use of the asset and its eventual disposition. Measurement of an impairment loss is based on the fair value of the asset compared to its carrying value. Long-lived assets and certain identifiable intangible assets to be disposed of are reported at the lower of carrying amount or fair value less costs to sell.

For the year ended December 31, 2015, the Company identified certain intangible assets that were impaired and recorded non-cash impairment charges of $123.0 million. These non-recurring fair value measurements were categorized as Level 3, as significant unobservable inputs were used in the valuation analysis. The impairment charges are included in Impairment of product related intangible assets and Impairment of other intangible assets in the accompanying consolidated statements of income. See Note 3 for more information regarding the Company’s acquisitions and Note 5 for more information regarding fair value measurements.

Goodwill

Goodwill

The Company accounts for goodwill in accordance with the authoritative guidance, which requires that goodwill and certain intangible assets are not amortized, but are subject to an annual impairment test. As part of its continued transformation, effective January 1, 2016, the Company reorganized a part of its business by creating a new Cloud product grouping. In connection with this change, during the fourth quarter of 2016, the Company performed an assessment of its goodwill reporting units and determined that the reorganization resulted in the identification of two goodwill reporting units (excluding the GoTo Business).

There was no impairment of goodwill or indefinite lived intangible assets as a result of the annual impairment analysis completed during the fourth quarters of 2016 and 2015, respectively. The authoritative guidance provides entities with an option to perform a qualitative assessment to determine whether further quantitative impairment testing is necessary. The Company performed the qualitative assessment when it performed its goodwill impairment test in the fourth quarter of 2016. As a result of the qualitative analysis, no further quantitative impairment test was deemed necessary. See Note 3 for more information regarding the Company’s acquisitions and Note 11 for more information regarding the Company’s segments.

On January 31, 2017, Citrix completed the separation of the GoTo Business. As a result, the Company re-evaluated its operating segments and determined it has one reportable segment.

The following table presents the change in goodwill during 2016 and 2015 (in thousands):

	Balance at January 1, 2016	Additions		Other		Balance at December 31, 2016	Balance at January 1, 2015	Additions		Other		Balance at December 31, 2015
Goodwill	$1,585,621	$897	(1)	$(625	) (2)	$1,585,893	$1,519,436	$66,925	(3)	$(740	) (4)	$1,585,621

(1)	Amount relates to preliminary purchase price allocation of goodwill associated with the 2016 business combination. See Note 3 for more information regarding the Company’s acquisitions.
(2)	Amount relates to goodwill associated with the sale of the Company’s CloudPlatform and CloudPortal Business Manager products and to adjustments to the preliminary purchase price allocation associated with 2015 acquisitions. See Note 3 for more information regarding the Company’s acquisitions and divestitures.
(3)	Amount primarily relates to 2015 acquisitions. See Note 3 for more information regarding the Company’s acquisitions.
(4)	Amount primarily relates to adjustments to purchase price allocations for certain acquisitions.

Intangible Assets

Intangible Assets

The Company has intangible assets which were primarily acquired in conjunction with business combinations and technology purchases. Intangible assets with finite lives are recorded at cost, less accumulated amortization. Amortization is computed over the estimated useful lives of the respective assets, generally three to seven years, except for patents, which are amortized over the lesser of their remaining life or ten years. In-process R&D is initially capitalized at fair value as an intangible asset with an indefinite life and assessed for impairment thereafter. When in-process R&D projects are completed, the corresponding amount is reclassified as an amortizable intangible asset and is amortized over the asset’s estimated useful life.

Intangible assets consist of the following (in thousands):

	December 31, 2016
	Gross Carrying Amount	Accumulated Amortization	Weighted- Average Life (Years)
Product related intangible assets	$647,594	$520,746	6.12
Other	223,692	176,859	6.54

Total	$871,286	$697,605	6.23

	December 31, 2015
	Gross Carrying Amount	Accumulated Amortization	Weighted- Average Life (Years)
Product related intangible assets	$518,499	$428,832	5.58
Other	337,979	217,309	5.37

Total	$856,478	$646,141	5.64

Amortization and impairment of product related intangible assets, which consists primarily of product-related technologies and patents, was $55.4 million and $127.3 million for the year ended December 31, 2016 and 2015, respectively, and is classified as a component of Cost of net revenues in the accompanying consolidated statements of income. Amortization and impairment of other intangible assets, which consist primarily of customer relationships, trade names and covenants not to compete was $15.1 million and $97.5 million for the year ended December 31, 2016 and 2015, respectively, and is classified as a component of Operating expenses in the accompanying consolidated statements of income.

The Company monitors its intangible assets for indicators of impairment. If the Company determines that an impairment has occurred, it will write-down the intangible asset to its fair value. For certain intangible assets where the unamortized balances exceed the undiscounted future net cash flows, the Company measures the amount of the impairment by calculating the amount by which the carrying values exceed the estimated fair values, which are based on projected discounted future net cash flows. During the year ended December 31, 2015, the Company tested certain intangible assets for recoverability due to changes in facts and circumstances associated with the shift in strategic focus and reduced profitability expectations. As a result, due to disruptions in the business as a result of the announced plan to explore strategic alternatives, the Company identified certain definite-lived intangible assets, primarily customer relationships from the acquisition of ByteMobile, that were impaired and recorded non-cash impairment charges of $123.0 million to write down the intangible assets to their estimated fair value of $26.8 million. Of the impairment charge, $67.1 million is included in Impairment of other intangible assets and $55.9 million is included in Impairment of product related intangible assets in the accompanying consolidated statements of income. This non-recurring fair value measurement was categorized as Level 3, as significant unobservable inputs were used in the valuation analysis. Key assumptions used in the valuation include forecasts of revenue and expenses over an extended period of time, customer retention rates, tax rates, and estimated costs of debt and equity capital to discount the projected cash flows. Certain of these assumptions involve significant judgment, are based on management’s estimate of current and forecasted market conditions and are sensitive and susceptible to change, therefore, further disruptions in the business could potentially result in additional amounts becoming impaired.

Estimated future amortization expense of intangible assets with finite lives as of December 31, 2016 is as follows (in thousands):

Year ending December 31,
2017	$53,848
2018	48,455
2019	27,829
2020	14,061
2021	7,923
Thereafter	21,565

Total	$173,681

Software Development Costs

Software Development Costs

The authoritative guidance requires certain internal software development costs related to software to be sold to be capitalized upon the establishment of technological feasibility. The Company’s software development costs incurred subsequent to achieving technological feasibility have not been significant and substantially all software development costs have been expensed as incurred.

Internal Use Software

Internal Use Software

In accordance with the authoritative guidance, the Company capitalizes external direct costs of materials and services and internal costs such as payroll and benefits of those employees directly associated with the development of new functionality in internal use software. The amount of costs capitalized in 2016 and 2015 relating to internal use software was $29.2 million and $32.4 million, respectively. These costs are being amortized over the estimated useful life of the software, which is generally three to seven years, and are included in property and equipment in the accompanying consolidated balance sheets. The total amounts charged to expense relating to internal use software was approximately $37.8 million, $36.1 million and $30.9 million, during the years ended December 31, 2016, 2015 and 2014, respectively.

The Company capitalized costs related to internally developed computer software to be sold as a service related to its Cloud Services products, incurred during the application development stage, of $18.2 million and $16.3 million, during the years ended December 31, 2016 and December 31, 2015, respectively, and is amortizing these costs over the expected lives of the related services, which is generally two years, and are included in property and equipment in the accompanying consolidated balance sheets. The total amounts charged to expense relating to internally developed computer software to be sold as a service was approximately $16.8 million, $9.2 million and $5.5 million, during the years ended December 31, 2016, 2015 and 2014, respectively.

Revenue Recognition

Revenue Recognition

Net revenues include the following categories: Product and licenses, SaaS, License updates and maintenance and Professional services. Product and licenses revenues primarily represent fees related to the licensing of the Company’s software and hardware appliances. These revenues are reflected net of sales allowances, cooperative advertising agreements, partner incentive programs and provisions for returns. SaaS revenues consist primarily of fees related to online service agreements, which are recognized ratably over the contract term, which is typically 12 months. In addition, SaaS revenues may also include set-up fees, which are recognized ratably over the contract term or the expected customer life, whichever is longer. License updates and maintenance revenues consist of fees related to the Subscription Advantage program and maintenance fees, which include technical support and hardware and software maintenance. Subscription Advantage and maintenance fees are recognized ratably over the term of the contract, which is typically 12 to 24 months. The Company capitalizes certain third-party commissions related to Subscription Advantage, maintenance and support renewals. The capitalized commissions are amortized to Sales, marketing and services expense at the time the related deferred revenue is recognized as revenue. Hardware and software maintenance and support contracts are typically sold separately. Hardware maintenance includes technical support, the latest software upgrades when and if they become available, and replacement of malfunctioning appliances. Dedicated account management is available as an add-on to the program for a higher level of service. Software maintenance, including the new Customer Success Services, includes unlimited technical support, immediate access to software upgrades, enhancements and maintenance releases when and if they become available during the term of the contract and configuration and installation support along with acceleration and automation tools. Professional services revenues are comprised of fees from consulting services related to the implementation of the Company’s products and fees from product training and certification, which are recognized as the services are provided.

The Company recognizes revenue when it is earned and when all of the following criteria are met: (1) persuasive evidence of the arrangement exists; (2) delivery has occurred or the service has been provided and the Company has no remaining obligations; (3) the fee is fixed or determinable; and (4) collectability is probable.

The majority of the Company’s product and license revenue consists of revenue from the sale of software products. Software sales generally include a perpetual license to the Company’s software and is subject to the industry specific software revenue recognition guidance. In accordance with this guidance, the Company allocates revenue to license updates related to its stand-alone software and any other undelivered elements of the arrangement based on vendor specific objective evidence (“VSOE”) of fair value of each element and such amounts are deferred until the applicable delivery criteria and other revenue recognition criteria described above have been met. The balance of the revenues, net of any discounts inherent in the arrangement, is recognized at the outset of the arrangement using the residual method as the product licenses are delivered. If management cannot objectively determine the fair value of each undelivered element based on VSOE of fair value, revenue recognition is deferred until all elements are delivered, all services have been performed, or until fair value can be objectively determined.

For hardware appliance and software transactions, the arrangement consideration is allocated to stand-alone software deliverables as a group and the non-software deliverables based on the relative selling prices using the selling price hierarchy in the revenue recognition guidance. The selling price hierarchy for a deliverable is based on its VSOE if available, third-party evidence of selling price (“TPE”) if VSOE is not available, or estimated selling price (“ESP”) if neither VSOE nor TPE is available. The Company then recognizes revenue on each deliverable in accordance with its policies for product and service revenue recognition. VSOE of selling price is based on the price charged when the element is sold separately. In determining VSOE, the Company requires that a substantial majority of the selling prices fall within a reasonable range based on historical discounting trends for specific products and services. TPE of selling price is established by evaluating competitor products or services in stand-alone sales to similarly situated customers. However, as the Company’s products contain a significant element of proprietary technology and its solutions offer substantially different features and functionality, the comparable pricing of products with similar functionality typically cannot be obtained. Additionally, as the Company is unable to reliably determine what competitors products’ selling prices are on a stand-alone basis, the Company is not typically able to determine TPE. The estimate of selling price is established considering multiple factors including, but not limited to, pricing practices in different geographies and through different sales channels and competitor pricing strategies.

The Citrix Service Provider (“CSP”) program provides subscription-based services in which the CSP partners host software services to their end users. The fees from the CSP program are recognized based on usage and as the CSP services are provided to their end users.

For the Company’s non-software transactions, it allocates the arrangement consideration based on the relative selling price of the deliverables. For the Company’s hardware appliances, it uses ESP as its selling price. For the Company’s support and services, it generally uses VSOE as its selling price. When the Company is unable to establish selling price using VSOE for its support and services, the Company uses ESP in its allocation of arrangement consideration.

The Company’s Cloud Services offerings are considered hosted service arrangements per the authoritative guidance, or SaaS.

In the normal course of business, the Company is not obligated to accept product returns from its distributors under any conditions, unless the product item is defective in manufacture. The Company establishes provisions for estimated returns, as well as other sales allowances, concurrently with the recognition of revenue. The provisions are established based upon consideration of a variety of factors, including, among other things, recent and historical return rates for both specific products and distributors and the impact of any new product releases and projected economic conditions. Product returns are provided for in the consolidated financial statements and have historically been within management’s expectations. Allowances for estimated product returns amounted to approximately $2.0 million and $1.4 million at December 31, 2016 and December 31, 2015, respectively. The Company also records estimated reductions to revenue for customer programs and incentive offerings including volume-based incentives. The Company could take actions to increase its customer incentive offerings, which could result in an incremental reduction to revenue at the time the incentive is offered.

Product Concentration

Product Concentration

The Company derives a substantial portion of its revenues from its Workspace Services solutions, which include its XenDesktop and XenApp products and related services, and anticipates that these products and future derivative products and product lines based upon this technology will continue to constitute a majority of its revenue. The Company could experience declines in demand for its Workspace Services solutions and other products, whether as a result of general economic conditions, the delay or reduction in technology purchases, new competitive product releases, price competition, lack of success of its strategic partners, technological change or other factors. Additionally, the Company’s Delivery Networking products generate revenues from a limited number of customers. As a result, if the Delivery Networking product grouping loses certain customers or one or more such customers significantly decreases its orders, the Company’s business, results of operations and financial condition could be adversely affected.

Cost of Net Revenues

Cost of Net Revenues

Cost of product and license revenues consists primarily of hardware, shipping expense, royalties, product media and duplication, manuals and packaging materials. In addition, the Company is a party to licensing agreements with various entities, which give the Company the right to use certain software code in its products or in the development of future products in exchange for the payment of fixed fees or amounts based upon the sales of the related product. The licensing agreements generally have terms ranging from one to five years, and generally include renewal options. However, some agreements are perpetual unless expressly terminated. Royalties and other costs related to these agreements are also included in Cost of net revenues.

Cost of services and maintenance revenues consists primarily of compensation and other personnel-related costs of providing technical support and consulting, as well as the costs related to providing the Company’s software as a service offerings. Also included in Cost of net revenues is amortization of product related intangible assets and impairment of product related intangible assets.

Foreign Currency

Foreign Currency

The functional currency for all of the Company’s wholly-owned foreign subsidiaries is the U.S. dollar. Monetary assets and liabilities of such subsidiaries are remeasured into U.S. dollars at exchange rates in effect at the balance sheet date, and revenues and expenses are remeasured at average rates prevailing during the year. Effective January 1, 2015, the functional currency of the Company’s wholly-owned foreign subsidiaries became the U.S. dollar as a result of a reorganization in the foreign subsidiaries’ operations. Prior to January 1, 2015, the functional currency of the Company’s wholly-owned foreign subsidiaries was the currency of the country in which each subsidiary is located. The Company translated assets and liabilities of these foreign subsidiaries at exchange rates in effect at the balance sheet date and included accumulated net translation adjustments in equity as a component of Accumulated other comprehensive loss. The change in functional currency is applied on a prospective basis, therefore any gains and losses that were previously recorded in Accumulated other comprehensive loss remain unchanged from January 1, 2015. Foreign currency transaction gains and losses are the result of exchange rate changes on transactions denominated in currencies other than the functional currency, including U.S. dollars. The remeasurement of those foreign currency transactions is included in determining net income or loss for the period of exchange.

Derivatives and Hedging Activities

Derivatives and Hedging Activities

In accordance with the authoritative guidance, the Company records derivatives at fair value as either assets or liabilities on the balance sheet. For derivatives that are designated as and qualify as effective cash flow hedges, the portion of gain or loss on the derivative instrument effective at offsetting changes in the hedged item is reported as a component of Accumulated other comprehensive loss and reclassified into earnings as operating expense, net, when the hedged transaction affects earnings. Derivatives not designated as hedging instruments are adjusted to fair value through earnings as Other expense, net, in the period during which changes in fair value occur. The application of the authoritative guidance could impact the volatility of earnings.

The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes attributing all derivatives that are designated as cash flow hedges to floating rate assets or liabilities or forecasted transactions. The Company also formally assesses, both at the inception of the hedge and on an ongoing basis, whether each derivative is highly effective in offsetting changes in cash flows of the hedged item. Fluctuations in the value of the derivative instruments are generally offset by changes in the hedged item; however, if it is determined that a derivative is not highly effective as a hedge or if a derivative ceases to be a highly effective hedge, the Company will discontinue hedge accounting prospectively for the affected derivative.

The Company is exposed to risk of default by its hedging counterparties. Although this risk is concentrated among a limited number of counterparties, the Company’s foreign exchange hedging policy attempts to minimize this risk by placing limits on the amount of exposure that may exist with any single financial institution at a time.

Pension Liability

Pension Liability

The Company provides retirement benefits to certain employees who are not U.S. based. Generally, benefits under these programs are based on an employee’s length of service and level of compensation. The majority of these programs are commonly referred to as termination indemnities, which provide retirement benefits in accordance with programs mandated by the governments of the countries in which such employees work.

The Company had accrued $13.2 million and $13.8 million for these pension liabilities at December 31, 2016 and 2015, respectively. Expenses for the programs for 2016, 2015 and 2014 amounted to $2.5 million, $3.8 million and $3.2 million, respectively.

Advertising Costs

Advertising Costs

The Company expenses advertising costs as incurred. The Company has advertising agreements with, and purchases advertising from, online media providers to advertise its products. The Company also has cooperative advertising agreements with certain distributors and resellers whereby the Company will reimburse distributors and resellers for qualified advertising of Company products. Reimbursement is made once the distributor, reseller or provider provides substantiation of qualified expenses. The Company estimates the impact of these expenses and recognizes them at the time of product sales as a reduction of net revenue in the accompanying consolidated statements of income. The total costs the Company recognized related to advertising were approximately $72.8 million, $70.7 million and $63.6 million, during the years ended December 31, 2016, 2015 and 2014, respectively.

Income Taxes

Income Taxes

The Company and one or more of its subsidiaries is subject to United States federal income taxes, as well as income taxes of multiple state and foreign jurisdictions. The Company is currently not subject to a U.S. federal income tax examination. With few exceptions, the Company is no longer subject to U.S., federal, state and local, or non-U.S. income tax examinations by tax authorities for years prior to 2013.

In the ordinary course of global business, there are transactions for which the ultimate tax outcome is uncertain; thus, judgment is required in determining the worldwide provision for income taxes. The Company provides for income taxes on transactions based on its estimate of the probable liability. The Company adjusts its provision as appropriate for changes that impact its underlying judgments. Changes that impact provision estimates include such items as jurisdictional interpretations on tax filing positions based on the results of tax audits and general tax authority rulings. Due to the evolving nature of tax rules combined with the large number of jurisdictions in which the Company operates, estimates of its tax liability and the realizability of its deferred tax assets could change in the future, which may result in additional tax liabilities and adversely affect the Company’s results of operations, financial condition and cash flows.

The Company is required to estimate its income taxes in each of the jurisdictions in which it operates as part of the process of preparing its consolidated financial statements. The authoritative guidance requires a valuation allowance to reduce the deferred tax assets reported if, based on the weight of the evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. The Company reviews deferred tax assets periodically for recoverability and makes estimates and judgments regarding the expected geographic sources of taxable income and gains from investments, as well as tax planning strategies in assessing the need for a valuation allowance.

Use of Estimates

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Significant estimates made by management include the provision for doubtful accounts receivable, the provision to reduce obsolete or excess inventory to market, the provision for estimated returns, as well as sales allowances, the assumptions used in the valuation of stock-based awards, the assumptions used in the discounted cash flows to mark certain of its investments to market, the valuation of the Company’s goodwill, net realizable value of product related and other intangible assets, the fair value of convertible senior notes, the provision for lease losses, the provision for income taxes and the amortization and depreciation periods for intangible and long-lived assets. While the Company believes that such estimates are fair when considered in conjunction with the consolidated financial position and results of operations taken as a whole, the actual amounts of such items, when known, will vary from these estimates.

Accounting for Stock-Based Compensation Plans

Accounting for Stock-Based Compensation Plans

The Company has various stock-based compensation plans for its employees and outside directors and accounts for stock-based compensation arrangements in accordance with the authoritative guidance, which requires the Company to measure and record compensation expense in its consolidated financial statements using a fair value method. See Note 7 for further information regarding the Company’s stock-based compensation plans.

Earnings per Share

Earnings per Share

Basic earnings per share is calculated by dividing income available to stockholders by the weighted-average number of common shares outstanding during each period. Diluted earnings per share is computed using the weighted average number of common and dilutive common share equivalents outstanding during the period. Dilutive common share equivalents consist of shares issuable upon the vesting or exercise of stock awards (calculated using the treasury stock method) during the period they were outstanding. Certain shares under the Company’s stock-based compensation programs were excluded from the computation of diluted earnings per share due to their anti-dilutive effect for the respective periods in which they were outstanding. Additionally, the computation of diluted earnings per share does not include the effect of the potential outstanding common stock from the Company’s convertible senior notes and warrants because the effect would have been anti-dilutive. The reconciliation of the numerator and denominator of the earnings per share calculation is presented in Note 15.

Reclassifications	Reclassifications Certain reclassifications of the prior years’ amounts have been made to conform to the current year’s presentation.
New Accounting Pronouncements

RECENT ACCOUNTING PRONOUNCEMENTS

In January 2017, the Financial Accounting Standards Board issued an accounting standard update on the accounting for business combinations by clarifying the definition of a business with the objective of adding guidance to assist entities with evaluating whether transactions should be accounted for as acquisitions or disposals of assets or businesses. The new guidance is effective for annual and interim periods beginning after December 15, 2017. The Company is currently evaluating the potential impact of this standard on its financial position and results of operations.

In October 2016, the Financial Accounting Standards Board issued an accounting standard update on the accounting for income taxes, which requires entities to recognize the income tax consequences of an intra-entity transfer of an asset other than inventory when the transaction occurs as opposed to deferring tax consequences and amortizing them into future periods. This update is effective for annual and interim periods beginning after December 15, 2017, with early adoption permitted. A modified retrospective approach with a cumulative-effect adjustment directly to retained earnings at the beginning of the period of adoption is required. The Company does not expect the adoption of this standard to have a material impact on its consolidated financial position or results of operations.

In March 2016, the Financial Accounting Standards Board issued an accounting standard update on the accounting of stock-based compensation. The guidance requires the recognition of the income tax effects of awards in the income statement when the awards vest or are settled, thus eliminating additional paid in capital pools. The guidance also allows for the employer to repurchase more of an employee’s shares for tax withholding purposes without triggering liability accounting. In addition, the guidance allows for a policy election to account for forfeitures as they occur rather than on an estimated basis. The new guidance is effective for annual reporting periods beginning after December 15, 2016. Early adoption is permitted. The Company is currently evaluating the potential impact of this standard on its financial position and results of operations.

In February 2016, the Financial Accounting Standards Board issued an accounting standard update on the accounting of leases. The new guidance requires that lessees in a leasing arrangement recognize a right-of-use asset and a lease liability for most leases (other than leases that meet the definition of a short-term lease). The liability will be equal to the present value of lease payments. The asset will be based on the liability, subject to adjustment, such as for initial direct costs. The new guidance is effective for annual reporting periods beginning after December 15, 2018. Early adoption is permitted. The new standard must be adopted using a modified retrospective transition, and provides for certain practical expedients. Transition will require application of the new guidance at the beginning of the earliest comparative period presented. The Company is currently evaluating the potential impact of this standard on its financial position and results of operations.

In April 2015, the Financial Accounting Standards Board issued an accounting standard update on the presentation of debt issuance costs. The new guidance requires that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. The Company adopted this standard effective January 1, 2016 and retroactively adjusted the long-term debt liability presented as of December 31, 2015 by reducing the long-term debt liability by the amount of the deferred financing costs of $13.9 million and reducing the deferred financing costs asset included in other assets on the consolidated balance sheets by a corresponding amount. The adoption of this standard did not have a material impact on the Company’s consolidated financial position, results of operations and cash flows.

In April 2015, Financial Accounting Standards Board issued an accounting standard update on customer’s accounting for fees paid in a cloud computing arrangement. The amendments in this update provide guidance about whether a cloud computing arrangement includes a software license. If a cloud computing arrangement includes a software license, the customer should account for the software license element of the arrangement consistent with other software licenses. If a cloud computing arrangement does not include a software license, the customer should account for the arrangement as a service contract. The Company adopted this standard effective January 1, 2016 on a prospective basis. Adoption of this standard did not have a material impact on the Company’s financial position and results of operations.

In May 2014, the Financial Accounting Standards Board issued an accounting standard update on revenue recognition. The new guidance creates a single, principle-based model for revenue recognition and expands and improves disclosures about revenue. In July 2015, the Financial Accounting Standards Board issued an accounting standard update that defers the effective date of the new revenue recognition standard by one year. The new guidance is effective for annual reporting periods beginning on or after December 15, 2017, and must be adopted using either a full retrospective approach for all periods presented in the period of adoption or a modified retrospective approach. The Company has completed its assessment of its information technology systems, data and processes related to the implementation of this accounting standard. Additionally, the Company has substantially completed its information technology system design and solution development, and will commence implementation of the solution in the first quarter of fiscal 2017. The Company expects to adopt the accounting standard update on a modified retrospective basis in the first quarter of fiscal 2018, and is currently evaluating the potential impact of this standard on its financial position and results of operations. Under the new standard the Company expects to capitalize and amortize certain commissions over the expected customer life rather than expensing them as incurred. Additionally, under the new standard, the Company would be required to recognize term license revenues upfront at time of delivery rather than ratably over the related contract period. The Company expects revenue recognition related to perpetual software, hardware, cloud offerings and professional services to remain substantially unchanged.